UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2026

Ridgepost Capital, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40937	87-2908160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2699 Howell Street, Suite 1000, Dallas, Texas 75204

(Address of principal executive offices) (Zip Code)

(214) 865-7998

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	RPC	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment

of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2026, Mark Hood notified Ridgepost Capital, Inc. (the “Company”) that he will be retiring as the Company’s Executive Vice President and Chief Administrative Officer effective as of May 31, 2026. On March 19, 2026, in connection with his retirement, the Company and Mr. Hood entered into a separation and release agreement (the “Separation Agreement”), pursuant to which Mr. Hood will receive a one-time separation payment of $125,000, subject to the execution and non-revocation of a general waiver and release of claims by Mr. Hood in favor of the Company. In connection with his retirement, on March 19, 2026, the Company also entered into a consulting agreement (the “Consulting Agreement”) with Mr. Hood, pursuant to which he will be engaged by the Company during the period commencing on June 1, 2026 through March 31, 2027 (the “Engagement Period”) to provide certain transition and other advisory services to the Company and will receive (i) a monthly advisory fee of $15,000, (ii) reimbursement or direct payment of COBRA premiums and (iii) reimbursement of customary travel and business expenses. In addition, Mr. Hood's outstanding equity and carried interest awards will continue to vest and remain exercisable, as his service will continue uninterrupted pursuant to the Consulting Agreement. The Separation Agreement and Consulting Agreement also contain customary confidentiality, non-solicitation and non-competition covenants.

The foregoing description of the Separation Agreement and Consulting Agreement does not purport to be complete and is qualified by reference to the full text of the Separation Agreement and Consulting Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 23, 2026, the Company issued a press release announcing Mr. Hood’s retirement, a copy of which is included as Exhibit 99.1 hereto and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any Company filing made under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation and Release Agreement, dated March 19, 2026, by and between Ridgepost Capital, LLC and Mark Hood.
10.2	Consulting Agreement, dated March 19, 2026, by and between Ridgepost Capital, LLC and Mark Hood.
99.1	Press Release, dated March 23, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ridgepost Capital, Inc.

Date: March 23, 2026	/s/ Amanda Coussens
Amanda Coussens
Chief Financial Officer